Exhibit 10.17

WAIVER, CONSENT AND AGREEMENT

WAIVER, CONSENT AND AGREEMENT, dated as of March 31, 2005 (this “Agreement”), to the Loan and Security Agreement, dated as of February 10, 2003, as amended by the First Amendment, dated as of February 19, 2004 and the Second Amendment and Waiver, dated as of June 30, 2004 (as so amended and as the same may be further amended, restated or otherwise modified, the “Loan Agreement”), by and among, on the one hand, the lenders identified on the signature pages hereof (each a “Lender” and collectively, the “Lenders”), and WELLS FARGO FOOTHILL, INC. (f/k/a Foothill Capital Corporation), a California corporation, as the arranger and administrative agent for the Lenders (the “Agent”), and, on the other hand, ELGIN NATIONAL INDUSTRIES, INC., a Delaware corporation (the “Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a “Borrower”, and individually and collectively, jointly and severally, the “Borrowers”).

WHEREAS, Roberts & Schaefer International, Ltd. (“R&S International”) made advances to Roberts & Schaefer Australia Pty. Ltd. (“R&S Australia”) consisting of (i) a loan on November 4, 2003, in an amount equal to the Australian Dollar equivalent of USD$1,420,000 (the “First Australia Loan”), which loan is evidenced by a Promissory Note (the “First Australia Note”) pledged by R&S International to the Agent pursuant to the terms of the Pledge Agreement (as defined in the Loan Agreement), (ii) a loan on June 30, 2004, in an amount equal to the Australian Dollar equivalent of USD$200,000 (the “Second Australia Loan”), which loan is evidenced by a Promissory Note (the “Second Australia Note”) pledged by R&S International to the Agent pursuant to the terms of the Pledge Agreement, and (iii) a loan on January 3, 2005, in an amount equal to the United States Dollar equivalent of AUD$333,333.33 (the “Third Australia Loan”; together with the First Australia Loan and the Second Australia Loan, collectively, the “Australia Loans”), which loan is evidenced by a Promissory Note (the “Third Australia Note”; together with the First Australia Note and the Second Australia Note, collectively, the “Australia Notes”) pledged by R&S International to the Agent pursuant to the terms of the Pledge Agreement;

WHEREAS, the proceeds of the Australia Loans were used by R&S Australia to make investments in Australian Coal Processing Holdings Pty. Ltd., an Australian special purpose entity incorporated in New South Wales (the “SPE”);

WHEREAS, R&S Australia intends to enter into an agreement (the “SPE APA”) pursuant to which R&S Australia will agree to sell to White Mining Limited and Itochu Coal Resources Australia Pty. Ltd. (collectively, “White Mining”), and White Mining will agree to purchase from R&S Australia, all of R&S Australia’s interests in the SPE (the “SPE Sale”);

WHEREAS, the Borrowers have requested that the Agent and the Lenders waive and consent to any Events of Default that would otherwise arise as a result of the SPE Sale; and

WHEREAS, the Agent and the Lenders are willing to do so on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions. Any capitalized term used herein (including in the recitals hereto) and not defined herein shall have the meaning assigned to it in the Loan Agreement.

2. Waivers and Consents. Subject to the conditions set forth in this Section 2 and in Section 3 below, the Agent and the Lenders under the Loan Agreement as of the date hereof hereby (a) consent to the consummation of SPE Sale and (b) waive any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement from any noncompliance by the Borrowers with Section 7.4 of the Loan Agreement solely by reason of the disposition by R&S Australia of its interests in the SPE; provided, that (i) the Borrowers shall have delivered to the Agent a true and correct copy of the fully executed SPE APA, which shall be in form and substance reasonably satisfactory to the Agent, (ii) the SPE Sale shall have been consummated on or before April 15, 2005, and R&S Australia shall have received aggregate Net Cash Proceeds of not less than AUD$2,125,000 in connection therewith, (iii) R&S Australia shall have repaid in full all amounts owing to R&S International under the Australia Notes, and (iv) notwithstanding anything to the contrary contained in Section 2.04(c)(viii) of the Loan Agreement, the Borrowers shall have prepaid the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by R&S Australia in connection with the SPE Sale, which Net Cash Proceeds shall be applied in accordance with Section 4 below. Promptly after the receipt of the Net Cash Proceeds referred to in clause (iv) above, the Agent shall return the original Australia Notes to the R&S International for cancellation.

3. Conditions to Effectiveness. The effectiveness of this Agreement is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent is hereafter referred to as the “Agreement Effective Date”):

(a) The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Agreement Effective Date shall be true and correct in all material respects on and as of the Agreement Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date);

(b) No Default or Event of Default shall have occurred and be continuing on the Agreement Effective Date or result from this Agreement becoming effective in accordance with its terms; and

(c) The Agent and the Lenders shall have executed this Agreement and received a counterpart of this Agreement that bears the signature of each Borrower.

4. Consent to Prepayment. The Agent and the Lenders hereby agree that, notwithstanding anything to the contrary contained in Section 2.4(d) of the Loan Agreement, the prepayment by the Borrowers referred to in clause (iv) of paragraph 2 above shall be applied first, to the outstanding principal amount of the Advances, second, to the outstanding principal amount of the Term Loan A, until paid in full, and third, to the outstanding principal amount of the Term Loan C, until paid in full.

5. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

(a) The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Agreement Effective Date are true and correct in all material respects on and as of the Agreement Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date).

(b) No Default or Event of Default has occurred and is continuing or would result from this Agreement becoming effective in accordance with its terms.

(c) Each Borrower (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Agreement, and to perform the transactions described herein and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Change.

(d) The execution, delivery and performance by each Borrower of this Agreement and the performance by each Borrower of the transaction described herein (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene such Borrower’s Governing Documents.

(e) The execution, delivery, and performance by each Borrower of this Agreement and the performance by each Borrower of the transaction described herein do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

(f) This Agreement, when executed and delivered by each Borrower will be the legally valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with their respective terms.

6. Miscellaneous.

(a) Ratification. To the extent that the Loan Agreement or any other Loan Document pledges or purports to pledge to Agent, or grants or purports to grant to Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects.

(b) No Waiver. Except as expressly set forth herein, this Agreement is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document, and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply to any facts or occurrences other than those on which the same are based, shall not excuse the future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

(c) Agreement as Loan Document. Each Borrower hereby acknowledges and agrees that this Agreement constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any Borrower fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Agreement or if any representation or warranty made by any Borrower under or in connection with this Agreement shall have been untrue, false or misleading in any material respect when made.

(d) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(e) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWERS:

BEST METAL FINISHING, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

CABELL CONSTRUCTION COMPANY
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

CENTRIFUGAL SERVICES, INC.
an Illinois corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

CLINCH RIVER CORPORATION
a Virginia corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

ELGIN INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

ELGIN NATIONAL INDUSTRIES, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

ELGIN REAL ESTATE HOLDINGS, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

LELAND-POWELL FASTENERS, INC.
a Tennessee corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

MINING CONTROLS, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

NORRIS SCREEN AND MANUFACTURING, INC.
a West Virginia corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

ROBERTS & SCHAEFER COMPANY
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

ROBERTS & SCHAEFER INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice Presient

SOROS ASSOCIATES, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

SOROS INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

TABOR MACHINE COMPANY
a West Virginia corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

TRANSERVICE, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

VANCO INTERNATIONAL, INC.
a Georgia corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC.
a California corporation, as Agent and as Lender

By:	/s/ ARTHUR HARTFORD
Name:	Arthur Hartford
Title:	Senior Vice President

LENDER:

ABLECO FINANCE LLC
a Delaware limited liability company, as a Lender

By:	/s/ ERIC MILLER
Name:	Eric Miller
Title:	Senior Vice President